Accounting and Reporting Changes - Additional Information (Detail) $ in Thousands	Jan. 01, 2019 USD ($)
Disclosure of quantitative information about leases for lessee [abstract]
Right of use asset	$ 381
Lease liability	410
Impact of lease adjustment net of tax	22
Impact of lease adjustment net of tax recognized in retained earnings	19
Impact of lease adjustment net of tax recognized in equity	$ 3